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                                                                   EXHIBIT 21.1
SUBSIDIARIES OF THE REGISTRANT

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
                                                                     JURISDICTION OF
SUBSIDIARY                                                           INCORPORATION
Advanced Receivables Strategy, Inc.                                         Delaware
Applewhite & Gittleson                                                    California
Benton International, Inc.                                                California
Catnaz Incorporated                                                           Nevada
Claim Services Resource Group, Inc.                                           Texas
Eagle Delaware Corp.                                                        Delaware
Health Systems Design Corp.                                               California
Icarus Consulting A.G.                                                   Switzerland
Icarus Consulting GmbH                                                       Germany
KTI Network Solutions, Inc.                                                 Virginia
perot.com inc.                                                              Delaware
Perot Systems A.G.                                                       Switzerland
Perot Systems Asia Pacific Pte Ltd.                                        Singapore
Perot Systems B.V.                                                   The Netherlands
Perot Systems BVBA/SPRL                                                      Belgium
Perot Systems (Canada) Corporation                                            Canada
Perot Systems Communication Services, Inc.                                  Delaware
Perot Systems Europe (Energy Services) Limited                       England & Wales
Perot Systems Europe Limited                                         England & Wales
Perot Systems GmbH                                                           Germany
Perot Systems Government Services, Inc.                                     Virginia
Perot Systems Government Solutions, Inc.                                    Delaware
Perot Systems Healthcare Services LLC                                       Delaware
Perot Systems Holdings Pte Ltd.                                            Singapore
Perot Systems Hong Kong Limited                                            Hong Kong
Perot Systems International BV                                       The Netherlands
Perot Systems Investments B.V.                                       The Netherlands
Perot Systems (Japan) Ltd.                                                     Japan
Perot Systems Luxembourg S.a.r.l.                                         Luxembourg
Perot Systems Mexico, S. de R.L. de C.V.                                      Mexico
Perot Systems Nederland BV                                           The Netherlands
Perot Systems S.A.                                                            France
Perot Systems S.r.l.                                                           Italy
Persys Ireland Limited                                           Republic of Ireland
PS BP Services LLC                                                          Delaware
PS Connecticut, LLC                                                         Delaware
PS Information Resource (Ireland) Limited                        Republic of Ireland
PSC GP Corporation                                                          Delaware
PSC Healthcare ASP, Inc.                                                    Delaware
PSC Healthcare Software, Inc.                                               Delaware
PSC LP Corporation                                                          Delaware
PSC Management Limited Partnership                                             Texas
PSC Security, Inc.                                                          Delaware
Solutions Consulting LLC                                                    Delaware
Syllogic Ireland Limited                                         Republic of Ireland
Secure Water L.L.C.                                                         Virginia
Soza & Company, Ltd.                                                        Virginia
Soza International, Ltd.                                                    Virginia
Technology Planning and Management Corporation                        North Carolina
The Technical Resource Connection, Inc.                                     Delaware
Time0 LLC                                                                   Delaware
TXZ Holding Company Limited                                                  Bermuda
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